UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 5, 2007 (October 4, 2007)

GLOBALSANTAFE CORPORATION

(Exact name of registrant as specified in charter)

Cayman Islands	1-14634	98-0108989
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

15375 Memorial Drive, Houston, Texas	77079-4101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 925-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

The Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2007 is hereby amended as set forth below. This amendment amends the disclosure in the original 8-K filing as of October 4, 2007, and does not reflect any development or changes subsequent to that date.

Item 7.01.	Regulation FD Disclosure

In the Company’s fleet status report filed as exhibit 99.1 to the 8-K filed on October 5, 2007, it was erroneously reported:

Adriatic VI; erroneously reported dayrate high $160s, corrected dayrate low $180s

Adriatic VIII; erroneously reported dayrate low $150s, corrected dayrate high $180s

Adriatic X; erroneously reported dayrate mid $140s, corrected dayrate low $160s

Galaxy I; omitted comment: “Followed by 1-month contract at $105; followed by 3-month contract at $300; followed by 3 1/2-month contract at $100; followed by 6-month contract in mid $110s; followed by 3-month contract in high $220s (2-day repair late Aug 07 at zero dayrate)”

Galaxy III; corrected order of comment: “Followed by 24-month priced option at $109 (44-day survey early Aug 08 at zero dayrate)”

The amended list containing the status of each rig in the Company’s oil and gas drilling fleet as of October 4, 2007 is included as Exhibit 99.1 to this Amendment No. 1 Current Report on Form 8-K/A and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

The exhibit to this report is as follows:

Exhibit No.	Description

99.1	Amended GlobalSantaFe Fleet Status as of October 4, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

Date: October 5, 2007	By	/s/ Alexander A. Krezel
Alexander A. Krezel Vice President, Secretary and Associate General Counsel

Index to Exhibits

Exhibit Number	Description

99.1	Amended GlobalSantaFe Fleet Status as of October 4, 2007.